Presentation of the Financial Statements and Accounting Practices (Policies)	12 Months Ended
Dec. 31, 2017
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Functional and presentation currency
2.2.1	Functional and presentation currency

A Company’s functional currency is the currency of the primary economic environment in which it operates and should be the currency that best reflects company’s business and operations. Based on this analysis, management has concluded that the US Dollar (“US$” or “Dollar”) is its functional currency, based on analysis of the following indicators:

•	Currency that most influences the prices of goods and services; this is the currency in which the sales price of its goods and services are expressed and settled;

•	Currency of the country whose competitive forces and regulations most influence the Company’s business;

•	Currency that most influences the costs of providing goods or services, i.e., the currency in which the Company’s costs are normally expressed and settled; and

•	Currency in which the Company largely obtains funds for financial operations and in which it normally receives for its sales and accumulates cash.

Transactions in foreign currencies
2.2.2	Transactions in foreign currencies

Transactions in other currencies (other than the functional currency) are translated into the functional currency at the foreign exchange rates in force on the transaction dates. The amounts are updated at the exchange rates of the reporting dates. Foreign exchange gains and losses resulting from this conversion (in relation to monetary assets and liabilities indexed in currencies other than the functional currency) are recognized in the income statement as monetary and exchange variations, net.

Translation of subsidiaries' financial statements
2.2.3	Translation of subsidiaries financial statements

Transactions in other currencies (other than the functional currency) are translated into the functional currency at the foreign exchange rates in force on the transaction dates and subsequently updated at the exchange rates of the reporting dates in the case of subsequent measurement. Foreign exchange gains and losses resulting from this conversion (in relation to monetary assets and liabilities indexed in currencies other than the functional currency) are recognized in the income statement as monetary and exchange variations, net.

Financial Instruments
2.2.4	Financial Instruments

a)	Financial assets

The Company classifies its financial assets in the following categories: (i) measured at fair value through profit or loss, including assets held for trading (ii) available for sale, (iii) held to maturity, and (iv) loans and receivables. The classification depends on the purpose for which the financial assets were acquired. Management decides on the classification of its financial assets at initial recognition.

Financial assets are initially recognized at fair value plus transaction costs. Financial assets carried at fair value through profit or loss are initially recognized at fair value, and the respective transaction costs are expensed in the statement of income.

Financial assets are derecognized when the rights to receive cash flows have expired or have been transferred. Derecognition occurs if the Company has transferred substantially all risks and rewards of the asset ownership.

b)	Classification and measurement

b.1)	Financial assets measured at fair value through profit or loss

Financial assets measured at fair value through profit or loss are those held for active and frequent trading. Gains and losses resulting from differences in the fair value are presented in the statement of income in financial income in the period in which they occur.

The fair values of publicly quoted investments are based on the current purchase and sale prices. In the case of financial assets without an active market or not publicly quoted, the Company uses valuation techniques to calculate the fair value. These methods include comparison with recent transactions with third parties, reference to other substantially similar instruments, analysis of discounted cash flows and options pricing models that prioritize market information and minimize information generated by Management.

b.2)	Financial assets available for sale

Financial assets available for sale are non-derivative instruments measured at fair value that the Company intends to sell. They are included in non-current assets, unless Management intends to dispose of the investment within 12 months after the statement of financial position date.

b.3)	Investments held to maturity

Investments in non-derivative instruments that the Company has the ability and intention to hold until maturity are classified as investments held to maturity and are measured initially at fair value, including the transaction cost, and subsequently at amortized cost, using the effective interest method.

b.4)	Loans and receivables

This category includes loans granted and receivables that are non derivative financial assets with determined or fixed payments, not traded in an active market.

The Company’s loans and receivables include trade accounts receivable, financing of customers and other receivables and are not subject to the use of fair value. Interest on loans and receivables is calculated by the effective interest rate method and recognized in the income statement as financial income (expense), net.

c)	Adjustment to fair market value

The Company evaluates if there is objective evidence at the balance sheet date that a financial asset or financial group is recognized at an amount higher than its recoverable amount. If applicable, a provision is recognized for impairment of the asset.

Cash and cash equivalents and short-term investments
2.2.5	Cash and cash equivalents and short-term investments

Cash and cash equivalents include cash in hand, cash in transit (amounts paid by our customers or debtors that are pending release by the intervening bank at the reporting date), bank deposits and highly liquid short-term investments, usually maturing within 90 days of the investment date, readily convertible into a known amount of cash and subject to an insignificant risk of change in value.

Amounts related to cash and cash equivalents, which are however not available for use by the Company, are presented within other assets in the consolidated financial statements. Other financial investments with maturities of more than 90 days from the acquisition date are presented as financial investments.

Trade accounts receivable
2.2.6	Trade accounts receivable

Amounts receivable from installment sales are adjusted to present value, if applicable, at an interest rate compatible with the market at the time of the sale, applied to the receivable in accordance with the term for receipt.

When the Company has objective evidence that it will be unable to recover the amount of a trade receivable, due to client’s financial difficulties, bankruptcy or reorganization procedures of the debtor, or due to the fact that the amount receivable has been outstanding for a term that leads the Company to conclude that receipt is doubtful, a reduction is recognized in receivables for doubtful accounts. The amount recognized as a reduction in accounts receivable is the difference between the carrying amount and the estimated recoverable amount.

Trade accounts receivable also include outstanding amounts of revenues from construction contracts, recognized under the percentage of completion method, by the cost incurred or physical progress of the contracts, recognized at the net amount of advances received from customers and estimated probably losses to doubtful debts.

Derivative financial instruments and hedge operations
2.2.7	Derivative financial instruments and hedge operations

The Company uses derivative instruments to protect its operations against the risk of fluctuations in foreign exchange and interest rates; they are not used for speculative purposes.

Gains and losses on derivative transactions are recorded monthly in profit or loss, taking into account the realizable value of these instruments (market value). The provision for unearned gains and losses is recognized in the statement of financial position under derivative financial instruments, and the counterpart in profit and loss under financial income (expense), net, (Note 34), except for operations to hedge exposure to changes in exchange rate or designated as hedge accounting.

Embedded derivatives are separated from their host contracts and are measured at their fair values provided they meet the definition of a derivative.

Hedge accounting
2.2.8	Hedge accounting

Specific derivative transactions contracted to protect the Company against financial risks. Different techniques are used in accounting for these derivatives, seeking to eliminate the effects of the volatility caused by such risks.

On initial designation of the hedge, the Company formally documents the relationship between hedging instruments and hedged items, including the risk management objectives and the strategy for conducting the transaction, together with the methods used to evaluate the effectiveness of the relationship. The Company continually assesses the contract to conclude whether the instrument is “highly effective” in offsetting changes in fair value of the hedged items during the period for which the hedge is designated, and whether the actual results of each hedge are within an effectiveness range of 80% to 125%.

The Company has derivative financial instruments designated as fair value hedges and cash flow hedges, as follows:

a)	Fair value hedges

Changes in the fair value of derivatives designated as fair value hedges are recorded in the statement of income, in financial income (expenses), net, together with any changes in the fair value of the hedged asset or liability attributable to the hedged risk. The Company only uses fair value hedge accounting to hedge fixed interest risk on borrowings.

If the hedge no longer meets the hedge accounting criteria, the fair value of the instrument continues to be recognized in the statement of income in a specific separate account and the fair value of the hedged item is treated as if it were not hedged and amortized to profit or loss over the period to maturity.

b)	Cash flow hedges

The Company uses hedge accounting for cash flow hedges in order to protect itself from cash flow variations attributed to exchange rate variation risk related to a transaction that is likely to affect the Company’s results.

The effective portion of changes in the fair value of derivatives designated as cash flow hedges is recognized in shareholders’ equity under other comprehensive income. The gain or loss related to the ineffective portion is recognized in profit or loss as financial income (expense).

Amounts accumulated in equity are reclassified to the statement of income in the periods in which the hedged item affects profit or loss. However, when the forecasted transaction that is hedged results in the recognition of a non-financial asset, the gains and losses previously deferred in equity are transferred from equity and included in the initial measurement of the cost of the asset.

When a cash flow hedge instrument is settled, or no longer meets the criteria for hedge accounting, any cumulative gain or loss in equity at that time is realized against profit or loss (in the same line as the hedged item) in line with realization of the hedged operation against profit and loss. When the hedged transaction is no longer expected to occur, the gain or loss in equity is immediately transferred to profit or loss for the year under financial income (expense).

Customer and commercial financing
2.2.9	Customer and commercial financing
These relate to financing granted to customers on the sale of certain aircraft and are measured at the amortized cost, by the effective interest rate method.
Collateralized accounts receivable and recourse and non-recourse debt
2.2.10	Collateralized accounts receivable and recourse and non-recourse debt

In structured sales operations, the Company established a Specific Purpose Entity (SPE), which obtained funds from a financial institution, bought aircraft and paid the Company. In turn, this SPE structured financing for the end customer. In view of the right to receive from the end customer for the structured financing, the debt in relation to the funds obtained from the financial institution by the SPE is registered as recourse and non-recourse debt and the corresponding anticipated financial flow as collateralized accounts receivable. The financing structure used gives the SPE the right to receive the aircraft at the end of the financing, accordingly the residual value of the aircraft is also presented in the collateralized accounts receivable. An aircraft devaluation estimate is recognized on a straight-line basis, in such a way that the cost of the aircraft to be received at the end of the structured financing represents its market value.

In certain other transactions, the customer financed the purchase of an aircraft through a financing agent and the Company provided guarantees for such financing. The Company therefore recognized the asset and liability flow for such transactions. The financial guarantee is eliminated in line with repayment of the financing.

Inventories
2.2.11	Inventories

The Company’s inventories are largely comprised of raw material, work in progress, spare parts and finished products. Inventories of raw materials are recognized at cost. Inventories of work in process comprise raw materials, direct labor, other direct costs and general production costs attributable to the cost of the inventories. Once the products have been completed, they are recognized as finished products.

Inventories are written off at the weighted average cost, except for aircraft, which are recognized against profit and loss at their individual production cost. Inventories are assessed periodically to determine whether the net realizable value is higher than the cost and impairment loss is recognized if the acquisition cost is higher.

The Company has used aircraft for resale, usually received in trade-in transactions to facilitate new aircraft sales.

The Company periodically assesses the consumption and demand for its inventories and in accordance with established policy, records an expense for estimated losses due to obsolescence in the case of items without activity and for which there is no demand for subsequent periods. Calculation of the probable loss takes into account inventory movement in accordance with the production program and estimated demand and also covers expected losses from excess inventories or obsolete work in process. Probable losses on inventories of spare parts are recognized based on technical obsolescence or items without activity for over two years and for which there is no future demand.

Income tax and social contribution
2.2.12	Income tax and social contribution

Tax expenses for the year comprise current and deferred income tax. Income tax is recognized in the statements of income, except the portion of deferred income tax related to items recognized directly in shareholders’ equity in other comprehensive income.

The current income tax is calculated at the nominal rates of each country, totaling 34% in Brazil, composed of 25% income tax and 9% social contribution on net income.

Deferred income tax is recognized on temporary differences arising between the tax and accounting bases of assets and liabilities.

Investments
2.2.13	Investments

Investments in associates are recorded and valued in the consolidated financial statements using the equity method of accounting. In the case of exchange variations on foreign investments that use a functional currency other than that used by the Parent Company, such exchange variations are recognized in Currency Translation Adjustments on equity, and are only recognized in Profit and Loss when the investment is sold or expensed.

Unrealized profits on transactions with subsidiaries are completely eliminated in equity calculations, on both sales from the subsidiary to the Parent Company and sales between subsidiaries. Unrealized profits between the Parent Company and its subsidiaries are eliminated in the Parent Company’s Statement of Income on sales and cost of sales accounts.

Investments in associated entities over which the Company has significant influence are accounted for using the equity method.

Property, plant and equipment
2.2.14	Property, plant and equipment

Property, plant and equipment are recognized by the acquisition, formation or construction cost, less accumulated depreciation and impairment losses.

Depreciation is calculated by the straight-line method based on the asset’s estimated useful life (Note 16). Land is not depreciated.

Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the entity and the cost of the item can be measured reliably.

The Company estimates the residual value for certain aircraft and spare parts included in the Exchange Pool Program. The Company does not attribute residual values to other assets as assets are not usually sold and in the event of a sale, the amount is not significant.

The items comprising property, plant and equipment are summarized below:

a)	Land - mainly comprises areas on which the industrial, engineering and administrative buildings are located.

b)	Buildings and land improvements - mainly plants, engineering departments and offices, and land improvements include parking lots, road systems and water and sewage networks.

c)	Facilities - comprise auxiliary industrial facilities that directly or indirectly support the Company’s industrial operations, as well as facilities of the engineering and administrative departments.

d)	Machinery and equipment - machinery and other equipment directly or indirectly used in the manufacturing process.

e)	Furniture and fixtures - furniture and fixtures used in the production, engineering and administrative departments.

f)	Vehicles - mainly industrial vehicles and automobiles.

g)	Aircraft - mainly aircraft leased to airlines, and those used by the parent company to assist in testing new projects.

h)	Computers and peripherals – information technology equipment used mainly in the production process, engineering and administration.

i)	Tooling - tools used in the Company’s production process.

j)	Property, plant and equipment in progress - construction works to expand the manufacturing plants and aircraft maintenance centers.

k)	Exchange pool program - the exchange Pool program is an operation in which the customer contracts the availability of spare parts for aircraft maintenance. In this program, when it is necessary to change a damaged part , the customer delivers the damaged part to the Company and the Company provides the customer with a part in working order. The damaged part is in turn reconditioned and added to the Pool.

Intangible assets
2.2.15	Intangible assets

a)	Development

Research costs are recorded as an expense when they are incurred. Project costs, comprised mainly of expenditure on product development, including drawings, engineering designs and construction of prototypes, are recorded as intangible assets when it is probable that the projects will generate future benefits, taking into account their commercial and technological feasibility, availability of technological and financial resources, and only if the cost can be reliably measured.

Capitalized development costs are amortized from the time at which benefits begin to accrue (units produced), based on estimated aircraft sales, and the amortized amounts are appropriated to production cost. These estimates are reviewed on an annual basis.

The Company has agreements with certain key suppliers, hereby denominated partners, who participate in the Company’s research and development projects by contributing cash. The Company records such contributions as liabilities on receipt and as the milestones are completed and the amounts are consequently no longer subject to return, they are recorded as a reduction of development expenditure, capitalized in intangible assets and amortized on the aircraft production series.

b)	Computer software

Software licenses are capitalized and amortized over their estimated useful lives.

Costs associated with maintaining computer software programs are recognized as expense as incurred. Development costs directly attributable to identifiable and unique software, controlled by the Company and that is expected to generate benefits greater than the costs for more than one year, are recorded in intangible assets.

c)	Intangible assets acquired in business combinations

Identified intangible assets acquired in business combinations are recognized at fair value at the acquisition date. This group includes:

c.1)	Goodwill - recorded in the consolidated financial statements as an intangible asset and not subject to amortization, as it is realizable on disposal of the investment. It is tested at least annually for impairment. If it is noted that the goodwill will not be fully recoverable, the amount of the impairment is recorded in the statement of income.

c.2)	Trademarks - trademarks acquired in business combinations are recognized at fair value at the acquisition date. Trademarks have defined useful lives and are amortized on the straight-line method over their estimated useful life.

c.3)	Product development - from business combinations when these represent significant value to the Company. Product development assets have a defined useful life and are amortized according to the estimated useful life of the product.

c.4)	Firm orders - orders or production orders awaiting execution acquired in business combinations are measured and recorded at fair value at the acquisition date and amortized over the delivery period specified in the contracts.

Leases
2.2.16	Leases

The classification of whether an agreement is or contains a lease is based on the essence of the agreement and whether the agreement transfers the risks and rewards or merely assigns the right to use the asset.

a)	Aircraft leases

Aircraft available for leasing or leased under operating leases are recorded as property, plant and equipment and depreciated over their estimated useful lives. The rental income is recorded by the straight-line method over the lease period.

b)	Other leases

Other leases in which the Company holds substantially all the risks and rewards of ownership are classified as finance leases. Finance leases are recorded as a financed purchase, initially by recording a fixed asset and a financial liability (lease). Property, plant and equipment assets purchased as finance leases are depreciated at the rates disclosed in Note 16.

Other leases in which a significant part of the risks and rewards of ownership are assumed by the lessor are classified as operating leases. Payments made for operating leases are appropriated to profit or loss by the straight-line method over the lease period.

Impairment
2.2.17	Impairment

Noncurrent assets, plant and equipment and intangible assets are initially measured at acquisition or construction cost. However, if there are indications that the value of such assets will not be recoverable in the future, they are tested for impairment.

The indicators are analyzed every quarter and tested if there are indications of impairment. At the end of the year, the Company calculates impairment for all CGUs whose intangible assets originated from product development and goodwill for future profitability originated on the acquisition of new business, whether or not there are indications of impairment.

Assets are grouped in cash-generating units (CGU) taking into consideration the company’s business model and its monitoring of cash flows. In general, the CGUs are defined in accordance with the families/platforms of the aircraft or other goods and services produced by a Group company, irrespective of its geographic location.

The Company applies the value in use concept, using cash flow projections before income tax and social contribution, discounted at the WACC rate, which reflects the investors’ expectations of return. The cash flow projections for the CGUs take into consideration the Company’s medium and long-term strategic plan, based on the characteristics and expectations of the business.

The exception to this concept are aircraft that the Company maintains in its property, plant and equipment for lease purposes. In this case the aircraft is tested individually, using the higher of its value-in-use and its market value to determine its recoverable value.

Any impairment losses of a CGU are recognized in Other Operating Expense and allocated to relevant assets of the impaired CGU.

Loans and financing
2.2.18	Loans and financing

Loans are recognized initially at fair value, net of transaction costs, and subsequently carried at amortized cost (plus charges and interest on a pro rata basis), taking into account the effective interest rate on each transaction.

Loans are classified as current or noncurrent liabilities based on contractual terms.

Borrowing costs
2.2.19	Borrowing costs

When a substantial period of time is required for construction or production of an asset before it is ready for use, the borrowing costs are capitalized as part of the cost of such assets. The costs are allocated based on the average rate for all active loans, weighted in accordance with additions in the period. Borrowing costs are interest and other costs incurred by the Company in obtaining funding.

Advances from customers
2.2.20	Advances from customers
These refer basically to advances, mostly denominated in US dollars, received from customers prior to delivery of the aircraft.
Financial guarantees and residual value guarantees
2.2.21	Financial guarantees and residual value guarantees

In certain cases, the Company grants financial or residual value guarantees on delivery of its aircraft, as part of the aircraft financing structure. The residual amount is guaranteed to the lender based on the expected future value of the aircraft at the end of the funding, subject to a maximum limit, agreed by contract.

Financial guarantees are calculated at the time of delivery of the aircraft and recognized as a reduction in sales revenue against deferred income. The income is realized in profit or loss over the aircraft financing period and all deferred income is recognized by the end of that period.

To cover the risk of losses on such guarantees, the Company may record an additional provision in the event of significant circumstances, such as a request for judicial reorganization of a client, based on the best estimate of potential losses (Note 25).

In some cases, the Company holds guarantees in the form of deposits in favor of third parties to whom financial and residual value guarantees have been provided as part of aircraft financing structures (Note 11).

Dividends and interest on own capital
2.2.22	Dividends and interest on own capital

Under the Company’s bylaws, shareholders are entitled to dividends or interest on own capital equivalent to 25% of net income for the year, adjusted in accordance with the bylaws. The calculation takes into account the interest on own capital net of withholding tax.

Proposed distributions of dividends to shareholders are recorded as a liability in the financial statements at the end of the year. Any amount over and above the minimum mandatory dividend is recognized in a specific account as additional dividends proposed in the revenue reserve in shareholders’ equity, until it is approved by the shareholders, at which point the reserve is reversed against a liability in the consolidated financial statements.

Interest on own capital paid or provisioned is recorded as a financial expense for tax purposes. However, for purposes of these consolidated financial statements, the amount is recorded as dividend distribution of net income for the year, and the gross amount is reclassified to shareholders’ equity. Relevant tax benefits of such payments are recognized in the Statement of Income.

Unearned income
2.2.23	Unearned income

Refers to amounts received from customers, without the possibility of return, for spare parts, training, technical representatives and other commitments established in sales contracts for aircraft already delivered. Amounts are deferred on delivery of the aircraft and the unearned income is recognized when the service is rendered or the product is delivered to the customer.

This also refers to deferred revenues from defense contracts for which the contractual milestones have not yet been completed, government grants received (Note 2.2.28) and deferred financial guarantees (Note 2.2.21). Revenue is recognized when the step is completed and the costs are recorded.

Provisions, contingent assets and liabilities, legal obligations and judicial deposits
2.2.24	Provisions, contingent assets and liabilities, legal obligations and judicial deposits

Provisions – provisions are recognized based on the judgment of the Company’s Management and its legal counsel, the nature of the lawsuits, legal precedent, complexity and court interpretations, whenever the loss is considered probable, when such loss would result in a probable outflow of resources to settle the obligations and when the amounts involved can be measured with a reasonable degree of certainty. The amounts provided represent the Company’s best estimate of the anticipated outflow of resources.

Contingent assets – are not recognized except when the Company concludes that the gain is virtually certain, has the right to real guarantees or has received a favorable and unappealable legal decision.

Contingent liabilities – amounts for which disbursement is classified as possible are disclosed but not recorded in the financial statements. Where the probability of loss is classified as remote, neither provision nor disclosure are required.

Legal obligations - arise from tax liabilities, the legality or constitutionality of which is under appeal. The related amounts are fully provided for.

Court-mandated escrow deposits are recorded as other assets.

Post-retirement benefits
2.2.25	Post-retirement benefits

a)	Defined contribution

The Company provides defined contribution pension plans for its employees. For the companies incorporated in Brazil, these are managed by EMBRAER PREV - Sociedade de Previdência Complementar.

b)	Post-retirement healthcare benefits

The Company and some of its subsidiaries provide healthcare benefits to retired employees.

The planned costs of offering post-retirement healthcare benefits and coverage for dependents are recorded as a provision during the period of employment based on actuarial studies conducted to identify future exposure, based on the following main premises:

i)	Discount rate - brings future benefit flows to present value and is defined based on the ratio of Brazilian government securities;

ii)	Medical costs increase rate - represents the increase in the value of medical care and is not applied linearly, as the companies historically tend to take measures to reduce the cost, or even change health plan providers;

iii)	Morbidity rate (aging factor) - measures the increased use of health plans in light of the aging population;

iv)	Mortality rate - uses the RP-2000 generational table provided by Society of Actuaries (SOA), which shows the rate by age and sex;

v)	Probability of Retirement - estimates the probability of retirement by age group;

vi)	Churn rate - uses the T-3 Table Service available from the Society of Actuaries (SOA), which shows the average rate of termination of employees by age.

The Company recognizes changes in the provision for the plan against other comprehensive income in equity, net of taxes, to the extent that there are changes in the assumptions and against profit or loss if there are changes in the costs of the current benefit plan or in the plan’s contractual characteristics.

This provision is reviewed at least annually.

Product warranties
2.2.26	Product warranties

Warranty expenditure on aircraft is estimated on delivery of these products. The estimates are based on historical facts that include warranty claims and repair and replacement costs, warranties given by the suppliers and contractual coverage period. The coverage period varies from 3 to 6 years.

The Company may be obliged to modify the product to meet the requirements of the certification authorities, or after delivery, due to improvements or to the aircraft’s performance. The costs of such modifications are provisioned when the new requirements or improvements are requested and known.

Share Based Payment
2.2.27	Share- based payment

The Executive Remuneration Policy (PRE) determines that the remuneration of the Company’s management shall be granted as a Long Term Incentive (ILP in Portuguese) with the objective of retaining and attracting qualified personnel who will make an effective contribution to the Company’s performance. The Company provides two types of share-based remuneration in the form of LTIs:

i)	Stock options plan (capital instruments based on the Company’s share issues). In this modality, in return for the services provided, the program participants receive stock options, the fair value of which is calculated based on the Black & Scholes pricing model and recognized on a linear basis in the statements of income during the acquisition period, which is the period during which the acquisition criteria are met;

ii)	Cash-settled phantom shares plan, in which the amounts attributed to the services provided by the participants are converted into virtual share units based on the market value of the Company’s shares. At the end of the acquisition period the participant receives the quantity of virtual shares converted into reais, at the shares’ current market value. The company recognizes the obligation during the acquisition period (quantity of virtual shares proportional to the period) in the same group as the participant’s normal remuneration. This obligation is presented as an account payable to employees and the fair value is calculated based on the market price of the shares and registered as financial income (expense) in the statements of income.

The phantom shares plan is a cash-settled share-based payment transaction and therefore has no impact on the calculation of diluted earnings per share.

Government grants
2.2.28	Government grants

Government Grants are recognized against the expenses for which the resources were used. Government grants advanced for investments in research and development are registered as deferred income and recognized in profit or loss to the extent that the resources are invested and the contractual milestones are met, as a reduction of research expenses.

Government grants for the acquisition of property, plant and equipment are recognized as a credit in liabilities until the milestones defined by the granting entity are reached. Once the milestones are completed, the grant is recognized as deferred revenue. The deferred revenue is recognized in profit and loss as a reduction in the depreciation expense of the asset subsidized in proportion with recognition of the expense.

Earnings per share
2.2.29	Earnings per share

Basic earnings per common share are computed by dividing net income attributable to Embraer shareholders by the weighted average number of common shares outstanding during the period.

Diluted earnings per share are computed by adjusting the number of shares outstanding to include the number of additional shares that would have been outstanding had the potentially dilutive shares attributable to stock options been put into circulation during the respective periods.

Revenue recognition
2.2.30	Revenue recognition

Revenue comprises the fair value of the remuneration received or to be received for the sale of products and services in the normal course of business. Revenue is presented net of taxes, returns, reductions and discounts, and in the consolidated financial statements, after eliminating intercompany sales.

a)	Revenue from aircraft, spare parts and services

Revenues from sales and services are recognized when the risks and rewards are transferred to the customer and when all the conditions for recognition are met. Revenues from sales of commercial, executive and other aircraft and spare parts are generally recognized at the time of delivery or shipment and revenue from services is recognized when the service is provided.

When the sale of aircraft does not meet the contractual obligations at the time of delivery, the related revenue is deferred and accounted for as unearned income until the obligations are met.

b)	Revenue from sale of services

Revenues from the sale of services are recognized when the risks and significant benefits are transferred to the customer, that is, to the extent that the services are rendered.

c)	Revenue with multiple elements

Aircraft sale arrangements may provide for supply of spare parts, training, technical assistance, spare parts and other concessions, which may or may not be delivered together with the aircraft. Such revenues are recognized at fair value when the product or service is provided to the customer.

d)	Revenue from Exchange Pool Program

Revenue from the Exchange Pool Program is recognized monthly over the contract period and consists of a fixed charge and a variable charge directly related to the hours effectively flown by the aircraft under the program.

e)	Revenue from construction contracts

In the Defense & Security segment, certain operations are classified as long-term contracts, revenue from which is recognized by the percentage-of-completion (POC) method, through incurred costs or physical progress. Some contracts contain provisions for price adjustment based on pre-established indices, and these are recognized on an accrual basis. The adjustments of revenue recognition relating to sales of the Defense & Security segment contracts is based on Management’s best estimates as they become evident.

f)	Revenue from operating leases

The Company also recognizes the revenue from aircraft rental as operating leases, proportional to the lease period.

Cost of sales and services
2.2.31	Cost of sales and services

Cost of sales and services consists of the cost of the aircraft, spare parts and services rendered, comprising:

a)	Material - Materials used in the production process, substantially acquired from foreign suppliers.

b)	Labor – comprises salaries and related charges, primarily in Brazilian reais.

c)	Depreciation - The Company’s fixed assets are depreciated using the straight-line basis over their useful lives.

d)	Amortization – Internally generated intangible assets are amortized in accordance with the estimated sales of the series of aircraft. Intangible assets acquired from third parties are amortized on straight-line bases over their estimated useful lives.

e)	Product warranties - The Company estimates and records a liability for guarantee obligations related to its products on the date of delivery of the aircraft, based on historical experience and recorded as cost of goods sold.

f)	Multiple-element arrangements - The Company enters into transactions that represent multiple-element arrangements, such as for providing training, technical assistance, spare parts and other concessions. These costs are recognized when the product or service is delivered or provided to the customer.

Employee profit sharing plan
2.2.32	Employee profit sharing plan

The Company provides a profit sharing plan for its employees, which is linked to performance targets established in action plans set and agreed at the beginning of each year. The profit sharing is equivalent to 12.5% of net income for the period. Provisions are recognized monthly by applying the agreed percentage to the payroll of the company, recognized in the profit or loss accounts related to the job performed by each employee.

Of the total amount of profit sharing, 50% is divided equally among all the employees and the other 50% in proportion to each employee’s salary.

Financial income and expenses and foreign exchange gains/losses
2.2.33	Financial income and expenses and foreign exchange gains/losses

Financial income and expenses principally comprise earnings on short-term investments, financial charges on loans, tax updates and foreign exchange gains/losses on assets and liabilities expressed in currencies other than the functional currency (dollar), on an accrual basis.

Changes in the fair value of the residual value guarantees and profit or loss on the provision and implementation of derivative financial instruments capitalized are also recorded as financial revenue (expense).

Financial income and expense exclude borrowing costs attributable to acquisitions, buildings or the contribution of qualifying assets that require a substantial period of time to be ready for use or sale.

Statement of cash flows
2.2.34	Statement of cash flows
The statement of cash flows was prepared using the indirect method.
Segment reporting
2.2.35	Segment reporting

Operating segment information is presented in a manner consistent with the internal reports provided to the chief operating decision-maker. The chief operating decision-maker, who is responsible for allocating resources among and assessing the performance of the operating segments and for making strategic decisions, is the chief executive officer.

Generally, balances and transactions that are not directly allocated to a specific operating segment are appropriated pro-rata, based on the amount of revenue recognized by segment.

Critical accounting estimates

Preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and adopt assumptions that affect the reported amounts of assets and liabilities, revenue and expense and their disclosure. Therefore, variables and assumptions derived from past experience and other factors deemed relevant were used in preparing accompanying financial statements included in this report. These estimates and assumptions are reviewed on an ongoing basis and the changes to accounting estimates are recognized in the period in which the estimates are revised.

The significant accounting policies, including the variables and assumptions used in the estimates, and the relevant sensitivity of those judgments to different scenarios and conditions are described below:

3.1.	Sales revenues

In the Defense & Security segment, a significant portion of revenue is derived from long-term development and construction contracts with the Brazilian and foreign governments, revenue from which is recognized by the POC method, using incurred costs or physical progress as a reference for revenue measurement. In the case of contracts measured at incurred cost, the Company determines a margin at the start of the contract, which is applied to cost for revenue recognition purposes. During the course of the contract, the Company assesses the costs incurred, adjusting the margin if necessary to reflect variations in cost in relation to the projection and adjusting revenue recognition based upon projected costs to completion. Should the total costs of work in progress be 10% lower than Management’s estimates, the revenue recognized in 2017 would increase by US$ 299.2 if they were 10% higher, it would drop by US$ 354.9.

3.2.	Residual value guarantees

The residual value guarantees granted on aircraft sales may be exercised at the end of a financing contract between a financial agent and the customer/operator of these aircraft. The guarantees are initially measured at fair value and are revised quarterly to reflect changes in relation to the fair value of these commitments. The residual value guarantees may be exercised if the quoted market value is lower than the future fair value guaranteed. The future fair value is estimated in accordance with third party evaluation of the aircraft, including information from sale or leasing of similar aircraft in the secondary market. Refer to Note 28.4.5 for a sensitivity analysis of residual value guarantees.

3.3.	Impairment

The impairment test considers the Company’s medium and long-term strategic plan cash flows, brought to present value at the WACC rate compatible with the market and that reflects the shareholders’ expectations of return. In preparing or using this information, the Company uses estimates, as follows:

a)	Gross expected cash flow - the Management projected inflows and outflows based on past performance considering its business strategy and market development expectations. These projections also consider the efficiency gains planned for the product cycle;

b)	Growth rates - the growth rates were reflected in the revenue flow budgeted by the Company, consistent with the forecasts included in industry reports;

c)	Discount Rates - a WACC discount rate is used that reflects the expected return of investors at the time the calculation is made. This rate is also compared with the market to confirm its consistency;

Impairment of aircraft held in the Company’s fixed assets available for leasing to third parties is measured at fair value less cost to sell, not value-in-use. That is to say, assessment of the recoverable value of such aircraft considers assessment of their fair value in an active market and recognition of impairment if their carrying value is lower than the fair value.

The conclusion of the sensitivity analysis was that there would be no additional losses should the discount interest rate be 10% lower or higher than the rate used.

3.4.	Fair value of financial instruments

The fair value of financial instruments that are not traded in an active market is determined by using valuation techniques. The Company uses its judgment to select a variety of methods, using assumptions based on market conditions at the end of each reporting period. The methods and calculations are the same as known valuation techniques normally used by the financial market. Refer to Note 28.4 for sensitivity analysis of financial instruments.

3.5.	Income taxes

The Company is subject to income taxes in multiple jurisdictions. Significant judgment is required in determining the worldwide provision for income taxes. There are many transactions and calculations for which the ultimate tax determination is uncertain. The Company also recognizes liabilities based on estimates of whether additional taxes will be due. When the final tax outcome of these matters is different from the amounts that were initially recorded, such differences will impact the current and deferred income tax assets and liabilities in the period in which the final amount is determined.

Because the Company’s tax is largely determined in Brazilian reais and its functional currency is the dollar, the income tax expense line is highly sensitive to the effects of changes in exchange rates, particularly those due to changes in non-monetary assets.

If the real had devalued or appreciated by 10% against the dollar in relation to the actual exchange rate at December 31, 2017, the deferred income tax expense would have been higher or lower by approximately US$ 141.3.

3.6.	Post-retirement benefits

The Company and certain of its subsidiaries have a post-employment medical benefit plan that provides medical care to retired employees. To identify the future exposure of this benefit and therefore its measurement in the financial statements, the Company and its subsidiaries use assumptions that are usually based on statistical data, often observed internally or supplied by institutes or entities dedicated to this type of activity.

Considering that these actuarial studies use assumptions such as discount rate, medical cost increase rate, morbidity rate (aging factor), mortality table, retirement probability and dismissal rate, largely based on statistical data, the definition of any reasonably possible change is very subjective. In this respect, an increase of 0.5% in the discount rate used in the actuarial calculation of the post-employment medical benefit granted by the Company would reduce its exposure at December 31, 2017 by US$ 2.8, while a reduction of 0.5% would increase the exposure by US$ 3.1. In the case of the medical cost growth rate, a 1% increase in the actuarial calculation would increase the Company’s exposure by US$ 6.6 and a 1% reduction would reduce its exposure by US$ 5.3.

Accounting pronouncements not yet adopted

Standards and amendments to existing standards mentioned in this section have been published, but implementation is not mandatory for the year ended December 31, 2017, and the Company has not early adopted the amendments in these Financial Statements.

The accounting pronouncements presented below may be relevant to the Company in the future, for this reason adoption projects are in course for each of them. It is not possible to estimate the effects of the adoption until such projects are concluded:

•	IFRS 9 - Financial Instruments: covers the classification, measurement and recognition of financial assets and liabilities. IFRS 9 requires the classification of financial assets in two categories: measured at fair value and measured at amortized cost. The classification is defined on initial recognition. The basis for classification depends on the entity’s business model and the contractual characteristics of the cash flow of the financial instruments. With regard to the financial liability, the standard maintains most of the requirements established by IAS 39. The major change is that in cases in which the fair value option is adopted for financial liabilities, the portion of the fair value related to the entity’s own credit risk is registered as Other Comprehensive Income and not in profit or loss, except where it results in an accounting inconsistency. IFRS 9 also changed the criterion for measuring impairment of financial assets from an incurred loss model to an expected credit loss model. Regarding the financial instruments classification and the amount of expected losses over the receivables, the Company concluded, after analysis conducted, that there will not be material impacts. The Company opted to continue to apply the IAS 39 requirements for hedge accounting. This standard will be adopted from January 1, 2018.

•	IFRS 15 - Revenue from Contracts with Customers: it addresses a single new model for recognition of revenue from contracts with customers, based on five steps for determining when to recognize the revenue, and at what amount. The model specifies that revenue should be recognized when an entity transfers control of goods and services to the customer, at the amount that the entity expects to be entitled to receive. The Company has initiated a project to assess the new model introduced by the accounting pronouncement and its application to existing transactions. The identified impacts are: the necessity to combine certain contracts, change in the quantities of performance obligations and consequent re-distribution of the revenue among them, change in the transaction price of certain contracts due the existence of variable consideration, and a change in the revenue recognition moment of specific contracts. The Company also identified costs to obtaining contracts which, beginning the 2018, will be presented as Cost of sales. The Company intends to make the transition to this standard using the full retrospective method in accordance with IAS 8 Accounting Policies, Changes in Accounting Estimates and Errors. The standard is applicable from January 1, 2018.

•	IFRS 16 - Leases: introduces new concepts from the lessee’s perspective. The model proposed by this standard requires the lessee to recognize all leases in the balance sheet in a Fixed Assets “right-of-use” account, against a liability account, measured at present value on initial recognition. The model proposed by the standard makes no significant changes in respect of recognition in the accounts by the lessor. The Company is analyzing the new model introduced by the accounting pronouncement and its application to existing transactions, however, at this point, is not able to conclude about the impact on the Company’s financial statements. The standard is applicable from January 1, 2019.

•	IFRIC 22 - Foreign Currency Transactions and Advance Consideration: the interpretation clarifies that the transaction date to be used for translation for foreign currency transactions involving an advance payment or receipt is the date on which the entity initially recognizes the prepayment or deferred income arising from the advance consideration. For transactions involving multiple payments or receipts, each payment or receipt gives rise to a separate transaction date. The interpretation applies when an entity pays or receives consideration in a foreign currency and recognizes a non-monetary asset or liability before recognizing the related item. Based on assessment made on non-monetary assets and liabilities balances as of December 31, 2017, the Company does not believe that the new interpretation for IAS 21 through IFRIC 22 will have a material impact on financial statements since most of the advances are made or received in the functional currency. The Company will adopt this interpretation from January 1, 2018.

Other accounting standards have been amended or are in the process of amendment and will come into effect in the coming years, however these are not mentioned, as the company does not expect them to result in significant impacts.